U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 2, 2004


                         ANDEAN DEVELOPMENT CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


      Florida                       33-90696                 65-0648697
  ------------------                --------                 ----------
  (State or other                  (Commission              (IRS Employer
 jurisdiction of                   File Number)            Identification No.)
 incorporation)


     1224 Washington Avenue, Miami Beach, Florida                 33154
          ----------------------------------------------          -----
        (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (305) 531-1174
                                                           --------------


Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.



Spear, Safer, Harmon & Co. audited the Company's balance sheets as of December 31, 2002, 2001, 2000, 1999, 1998, 1997, 1996, and 1995 and the related statements of operations, stockholders' deficit and cash flows for the years then ended. Such financial statements accompanied the Company's Form 10-KSB for the year ended December 31, 2002, 2000, 1999, 1998, 1997, 1996, and 1995 and
were filed with the Securities and Exchange Commission. The report of Spear, Safer, Harmon & Co. on such financial statements did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.


On October 31, 2003 Terance L. Kelley, CPA combined with another CPA to form the accounting firm of Pollard-Kelley Auditing Services, Inc. The decision to change accountants from Terance L. Kelley, CPA to Pollard-Kelley Auditing Services, Inc., the successor to Terance L. Kelley, CPA, was approved by the board of directors. The Company subsequently engaged Pollard-Kelley Auditing Services, Inc. as the Company's successor independent auditor.


The contract with Spear, Safer, Harmon & Co. lapsed and the Registrant declined to renew the engagement for reasons outlined below.

Spear, Safer, Harmon & Co. was originally appointed as the Company's auditor in December, 1995. Apart from a brief period in which no audited statements were filed, Spear, Safer, Harmon & Co. remained the Company's auditor until the Company's contract with Spear, Safer, Harmon & Co. lapsed in March, 2004 and the Company declined to renew the engagement for reasons outlined below. Since the original engagement of Spear, Safer, Harmon & Co., there have been no disagreements with Spear, Safer, Harmon & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events. The Auditors Reports on the financial statements for the Company since the fiscal year ended December 1995 (the original date of the engagement of Spear, Safer, Harmon & Co.) did not contain any adverse opinion or a disclaimer of opinion. The Company's management has changed since its last audit and it was determined that, while there was no concern regarding the quality of the audits performed by Spear, Safer, Harmon & Co., a new independent certified public accountant would be in the best interests of the shareholders of the Company.

On April 1, 2004, the Company engaged Jewett Schwartz & Associates to act as the Company's independent certified public accountant. Jewett Schwartz & Associates Certified Public Accountants were appointed by the Company on April 1, 2004 to audit the Company's financial statements for the fiscal year ended December 31, 2003. During our two most recent fiscal years and the subsequent interim period preceding their appointment as independent accountants, neither the Company nor anyone on its behalf consulted Jewett Schwartz & Associates regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has the Company's provided to the Company a written report or oral advice regarding such principles or audit opinion.

During our two most recent fiscal years and any subsequent interim period preceding the date of dismissal, there were no disagreements between Spear, Safer, Harmon & Co. and the Company, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

We have provided Spear, Safer, Harmon & Co. with a copy of the disclosure provided under this caption of this Report, and advised it to provide us with a letter addressed to the Securities and Exchange Commission as to whether it agrees or disagrees with the disclosures made herein. Spear, Safer, Harmon & Co.'s response is filed with this Form 8-K as Exhibit 16.1 Item 304(a)(3) of Regulation S-B.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         Exhibit 16.1 Letter regarding change in certifying accountant.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ANDEAN DEVELOPMENT CORPORATION

Date: April 19, 2004                              By:/s/ Lance Larson
                                                ----------------------------
                                                  Lance Larson, Director




                                 EXHIBIT INDEX

EXHIBIT          DESCRIPTION
-------          -----------
 16.1            Letter Regarding Change in Certifying Accountant.